UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2024

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41905	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

(512) 501-2444

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2024, the Registrant issued a press release announcing financial results for the quarter ended June 30, 2024, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 5, 2024, Cassava Sciences, Inc. (the “Company”) issued a press release regarding the passing of one of its long-time directors, Sanford Robertson on August 3, 2024. Mr. Robertson served as a member of the Audit Committee of the Company’s Board of Directors at the time of his death.

Mr. Robertson’s death reduced the number of directors currently serving on the Company’s Audit Committee to two, rendering the Company noncompliant with Rule 5605(c)(2) of the listing rules of The NASDAQ Stock Market LLC (“Nasdaq”), which requires that the Audit Committee of a Nasdaq-listed company have at least three members, each meeting independence and certain other criteria.

In accordance with Nasdaq listing rules, the Company notified Nasdaq on August 7, 2024, of the resulting non-compliance with the listing rules caused by Mr. Robertson’s passing. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2), which cure period will expire upon the earlier of the Company’s next annual meeting of stockholders or August 3, 2025.

The Company also informed Nasdaq that the Company’s Board of Directors (the “Board”) plans regain compliance with the listing rules at its earliest opportunity by appointing an additional independent director of the Company to fill the vacancy on the Company’s Audit Committee.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassava Sciences, Inc.

Date: August 8, 2024	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer